                                                                   EXHIBIT 99.03


           UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

        The following unaudited pro forma combined condensed financial statements give effect to Broadbase's acquisitions of Rubric, Inc. in February 2000 and Panopticon, Inc. in September 2000. The acquisitions of both Rubric and Panopticon were recorded using the purchase method of accounting for business combinations. The following pro forma statements reflect these acquisitions using the purchase method of accounting for business combinations and include the pro forma adjustments described in the accompanying notes.

        The pro forma combined condensed balance sheet as of June 30, 2000 combines Broadbase's and Panopticon's consolidated balance sheets as of June 30, 2000 as if the acquisitions had been consummated on that date. Because Broadbase's acquisition of Rubric was completed on February 1, 2000, the effect of this transaction is already reflected in Broadbase's consolidated balance sheet at June 30, 2000.

        The pro forma combined condensed statement of operations of Broadbase for the year ended December 31, 1999 and the six months ended June 30, 2000 assume that the acquisitions of Rubric and Panopticon took place on January 1, 1999.

        Broadbase's, Rubric's and Panopticon's results included in the pro forma combined condensed statements of operations for the year ended December 31, 1999 are derived from their respective December 31, 1999 audited financial statements. Broadbase's and Panopticon's results included in the pro forma combined condensed balance sheet as of June 30, 2000 and pro forma combined condensed statements of operations for the six months ended June 30, 2000 are derived from their respective June 30, 2000 unaudited consolidated financial statements.

        The unaudited condensed consolidated financial information of Broadbase, Rubric and Panopticon has been prepared in accordance with generally accepted accounting principles applicable to interim financial information and, in the opinion of management, includes all adjustments necessary for a fair presentation of the financial information for such interim periods.

        The unaudited pro forma combined condensed information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have actually occurred if the acquisitions had been consummated as of the date indicated, nor is it necessarily indicative of future operating results or financial position. The pro forma adjustments are based on the information available at the date of this document and are subject to change based upon completion of the transactions and final purchase price allocations, including completion of third party appraisals.

                            BROADBASE SOFTWARE, INC.

              UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                               AS OF JUNE 30, 2000
                                 (IN THOUSANDS)


                                                                                                  PRO FORMA
                                                                                                  BROADBASE
                                                                                PRO FORMA             AND
                                                BROADBASE      PANOPTICON      ADJUSTMENTS        PANOPTICON
                                                ---------      ----------      -----------        ----------
ASSETS
Current assets:
  Cash and cash equivalents ..............      $ 165,244       $      73       $      --          $ 165,317
  Short-term investments .................         56,181              --              --             56,181
  Restricted cash ........................            633              --              --                633
  Accounts receivable, net ...............         13,822              --              --             13,822
  Prepaid expenses and other assets ......          4,346               1              --              4,347
                                                ---------       ---------       ---------          ---------
        Total current assets .............        240,226              74              --            240,300
  Property and equipment, net ............          8,426             189              --              8,615
  Goodwill and purchased
    intangibles and other assets .........        360,934              40          88,387(A)         449,361
                                                ---------       ---------       ---------          ---------
                                                $ 609,586       $     303       $  88,387          $ 698,276
                                                =========       =========       =========          =========
LIABILITIES & STOCKHOLDERS'
  EQUITY (DEFICIT)
Current liabilities:
  Accounts payable .......................      $   1,414       $     363       $      --          $   1,777
  Accrued liabilities ....................         18,048             268             900(B)          19,216
  Notes payable to stockholders ..........             --             250              --                250
  Current portion of capital
    lease obligations ....................            351              --              --                351
  Deferred revenue .......................          8,768              --              --              8,768
                                                ---------       ---------       ---------          ---------
        Total current liabilities ........         28,581             881             900             30,362
  Capital lease obligations, net
    of current portion ...................            221              --              --                221
  Other liabilities ......................             --              --              --                 --
  Redeemable convertible
    preferred stock ......................             --              --              --                 --
STOCKHOLDERS EQUITY (DEFICIT):
  Preferred stock ........................             --           1,477          (1,477)(C)             --
  Common stock ...........................             47             311            (308)(D)             50
  Additional paid-in capital .............        714,750           1,504          99,722(D)         815,976
  Other comprehensive loss ...............            (92)             --              --                (92)
  Deferred compensation ..................        (23,403)           (423)        (11,054)(E)        (34,880)
  Notes receivable from stockholders .....           (722)             --              --               (722)
  Accumulated deficit ....................       (109,796)         (3,447)            604(F)        (112,639)
                                                ---------       ---------       ---------          ---------
        Total stockholders'
          equity (deficit) ...............        580,784            (578)         87,487            667,693
                                                ---------       ---------       ---------          ---------
                                                $ 609,586       $     303       $  88,387          $ 698,276
                                                =========       =========       =========          =========

                            BROADBASE SOFTWARE, INC.

         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1999
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                                                                                  PRO FORMA
                                                                                                                  BROADBASE,
                                                                                                PRO FORMA         RUBRIC, AND
                                                BROADBASE        RUBRIC        PANOPTICON      ADJUSTMENTS        PANOPTICON
                                                ---------       ---------       ---------      -----------        -----------
Revenues:
 Product license .........................      $   7,689       $   1,868       $      --       $      --          $   9,557
 Professional services ...................          1,611           1,254              --              --              2,865
 Maintenance .............................          1,142             308              --              --              1,450
                                                ---------       ---------       ---------       ---------          ---------
     Total revenues ......................         10,442           3,430              --              --             13,872
                                                ---------       ---------       ---------       ---------          ---------
Cost of revenues:
 Product license .........................          1,437             278              --              --              1,715
 Professional services ...................          1,931           1,843              --              --              3,774
 Maintenance .............................            679             246              --              --                925
 Amortization of core and
  developed technology ...................             --              --              --           1,722(G)           1,722
                                                ---------       ---------       ---------       ---------          ---------
     Total cost of revenues ..............          4,047           2,367              --           1,722              8,136
                                                ---------       ---------       ---------       ---------          ---------
 Gross profit ............................          6,395           1,063              --          (1,722)             5,736
                                                ---------       ---------       ---------       ---------          ---------
Operating expenses:
 Sales and marketing .....................         15,092           7,677             141              --             22,910
 Research and development ................          6,024           5,940             181              --             12,145
 General and administrative ..............          2,011           9,256             328              --             11,595
 Amortization of goodwill and
  purchased intangibles ..................             --              --              --          89,187(I)          89,187
 Stock-based compensation ................          6,403              --              --           5,977(H)          12,380
 Merger expenses .........................          1,000              --              --              --              1,000
                                                ---------       ---------       ---------       ---------          ---------
     Total operating expenses ............         30,530          22,873             650          95,164            149,217
                                                ---------       ---------       ---------       ---------          ---------
 Operating loss ..........................        (24,135)        (21,810)           (650)        (96,886)          (143,481)
Other income (loss) net ..................            565            (216)            (18)             --                331
                                                ---------       ---------       ---------       ---------          ---------
     Net loss ............................        (23,570)        (22,026)           (668)        (96,886)          (143,150)
Accretion and deemed dividend on
 preferred stock .........................             --              --              --              --                 --
                                                ---------       ---------       ---------       ---------          ---------
     Net loss attributable to
      common stockholders ................      $ (23,570)      $ (22,026)      $    (668)      $ (96,886)         $(143,150)
                                                =========       =========       =========       =========          =========
     Basic and diluted net loss
      per share ..........................      $   (1.87)      $   (5.75)      $   (0.37)                         $   (6.74)
                                                =========       =========       =========                          =========
     Shares used in computing
      basic and diluted net loss per
      share ..............................         12,592           3,832           1,819           2,993             21,236
                                                =========       =========       =========       =========          =========

                            BROADBASE SOFTWARE, INC.

         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 2000
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                                                                         PRO FORMA
                                                                                                         BROADBASE,
                                                                                       PRO FORMA         RUBRIC AND
                                       BROADBASE        RUBRIC(1)     PANOPTICON      ADJUSTMENTS        PANOPTICON
                                       ---------       ---------      ----------      -----------        ----------
Revenue:
  Product license ...............      $  11,760       $      25       $      --       $      --          $  11,785
  Professional services .........          3,381             215              --              --              3,596
  Maintenance ...................          1,553              46              --              --              1,599
                                       ---------       ---------       ---------       ---------          ---------
    Total revenue ...............         16,694             286              --                             16,980
                                       ---------       ---------       ---------                          ---------
Cost of revenues:
  Product license ...............          2,041               5              --              --              2,046
  Professional services .........          4,227             349              --              --              4,576
  Maintenance ...................            778              44              --              --                822
  Amortization of core
    and developed technology ....            661              --              --              59(G)             720
                                       ---------       ---------       ---------       ---------          ---------
    Total cost of revenue .......          7,707             398              --              59              8,164
                                       ---------       ---------       ---------       ---------          ---------
    Gross profit ................          8,987            (112)             --             (59)             8,954
                                       ---------       ---------       ---------       ---------          ---------
Operating expenses:
  Sales and marketing ...........         15,924           1,065             230              --             17,219
  Research and
    development .................          6,224           1,088           1,246              --              8,558
  General and
    administrative ..............          2,493             839             270              --              3,602
  In-process research
   and development ..............         10,057              --              --              --             10,057
  Amortization of
   goodwill and
   purchased intangibles ........         29,740              --              --          14,853(I)          44,593
  Stock-based
    compensation ................          7,903              --              --           1,554(H)           9,457
  Merger expenses ...............         10,280           4,471              --          (4,471)(K)         10,280
                                       ---------       ---------       ---------       ---------          ---------
    Total operating
      expenses ..................         82,621           7,463           1,746          11,936            103,766
                                       ---------       ---------       ---------       ---------          ---------
  Operating loss ................        (73,634)         (7,575)         (1,746)        (11,995)           (94,950)
Other income, net ...............          5,510             (79)           (328)             --              5,103
                                       ---------       ---------       ---------       ---------          ---------
    Net loss ....................        (68,124)         (7,654)         (2,074)        (11,995)           (89,847)
                                       ---------       ---------       ---------       ---------          ---------
Accretion and deemed
  dividend on preferred
  stock .........................             --              --            (519)            519(J)              --
                                       ---------       ---------       ---------       ---------          ---------
Net loss attributable
  to common stockholders ........      $ (68,124)      $  (7,654)      $  (2,593)      $ (11,476)         $ (89,847)
                                       =========       =========       =========       =========          =========
Basic and diluted per
  share .........................      $   (1.58)      $   (1.41)      $   (0.55)                         $   (1.97)
                                       =========       =========       =========                          =========
Shares used in
 computing basic and
 diluted net loss per share .....         43,029           5,410           4,677          (7,427)            45,689
                                       =========       =========       =========       =========          =========

----------

(1) Broadbase's acquisition of Rubric was completed on February 1, 2000; therefore Rubric's historical operating results included in this pro forma presentation are for the month ended January 31, 2000 only.

                                  NOTES TO THE
          UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION

        PANOPTICON ACQUISITION

        Below is a table of the acquisition consideration, purchase price allocation and annual amortization of the intangible assets and goodwill acquired in Broadbase's acquisition of Panopticon (in thousands):

                                                                                                       ANNUAL
                                                                                  AMORTIZATION      AMORTIZATION
                                                                                      LIFE         OF INTANGIBLES
                                                                                  ------------     --------------
Acquisition consideration:
  Value of securities issued:
     Common stock............................................         $ 85,353
     Stock options and warrants..............................           15,876
  Acquisition costs..........................................              900
                                                                      --------
          Total acquisition consideration....................         $102,129
                                                                      ========
Purchase price allocation:
  Tangible net assets (liabilities) acquired.................         $   (576)
  Intangible assets acquired:
     In-process research and development.....................            2,843
     Core technology.........................................              679         5 years           136
     Assembled workforce.....................................              573         3 years           191
     Patent applications.....................................              176         3 years            59
     Goodwill................................................           86,959         5 years        17,392
  Deferred compensation......................................           11,475       0-4 years         5,977
                                                                      --------
          Total..............................................         $102,129
                                                                      ========

        Broadbase issued 2,659,808 shares of its common stock, valued at $32.09 per share, the average market price per share of Broadbase common stock in a range of seven trading days before and after the announcement date (July 7, 2000) of the acquisition. In addition, Broadbase issued 534,824 options and warrants to purchase shares of its common stock in exchange for all options and warrants to purchase shares of Panopticon common stock. The value of the options and warrants to be issued by Broadbase was determined by estimating their fair value as of July 7, 2000 using the Black-Scholes option pricing model with the following weighted average assumptions:

        -       risk free interest rate of 5.90% to 5.97%

        -       dividend yield of 0.0%

        -       expected life of 0.5 years for vested options.

        - expected life of 2.9 to 3.5 years for unvested options and warrants.

        - volatility factor for the expected market price of Broadbase common stock of 0.60.

        Tangible assets of Panopticon acquired principally included cash and cash equivalents and other assets. Liabilities of Panopticon assumed principally included accrued liabilities and short-term debt.

        The value allocated to projects identified as in-process research and development of the Panopticon eMerchandising engine product release version 2.0 was charged to expense during the third quarter of 2000 upon the close of the merger. This write-off was necessary because the acquired in-process research and development had not yet reached technological feasibility and had no future alternative uses, and the related products under development may not have achieved commercial viability. The nature of the efforts required to develop the purchased in-process research and development into commercially viable products principally relate to the completion of all planning, designing, prototyping, verification and testing activities that are necessary to establish that the products could be produced to meet their design specifications, including functions, features and technical performance requirements.

        The value of the purchased in-process research and development was determined by estimating the projected net cash flows related to the products, including costs to complete the development of the technology and the future revenues to be earned upon commercialization of the products. These cash flows were then discounted back to their net present value. The projected net cash flows from the project were based on management's estimates of revenues and operating profits related to the projects.

        To determine the revenue attributable to the in-process technology, consideration was also given to the contribution of the existing technology which will be utilized in the development of the in-process technology, referred to as "core technology." The value allocated to the core technology was determined by assigning a "leverage factor" of 15% to the estimated projected net cash flows related to the products under development after analysis of both the effort and work completed as well as the expected value of the in-process technology. The projected net cash flows attributable to core technology using the leverage factor were then discounted back to their net present value. The core technology is being amortized over its estimated useful life of five years.

        The value allocated to the assembled workforce is attributable to the Panopticon workforce in place after the acquisition, which eliminated the need to hire new replacement employees. The value was determined by estimating the cost involved in assembling a new workforce including costs of salaries, benefits, training and recruiting. The value of the assembled workforce is being amortized on a straight-line basis over three years.

        The value allocated to the patent application was determined by considering, among other factors, the assumption that in lieu of ownership of the patent applications, a third party would be willing to pay a royalty in order to exploit the related benefits of such patent applications. Estimated royalties to be received over the next four years were then discounted to their present value using an appropriate rate of return. This asset is being amortized on a straight-line basis over three years.

        Deferred compensation represents a portion of the estimated intrinsic value of unvested Panopticon stock options assumed by Broadbase in the merger agreement to the extent that employee service is required after the closing date of the acquisition in order to vest. In March 2000, the Financial Accounting Standards Board issued FASB Interpretation No. 44, Accounting for Certain Transactions Involving Stock Compensation, an Interpretation of APB No. 25. The interpretation, which is effective as of July 1, 2000, requires that the intrinsic value of assumed unvested options be recorded as compensation expense subsequent to the merger over the remaining term of the option's vesting period, whereas options assumed from mergers and acquisitions prior to July 2000 resulted in no compensation charges but were included in Broadbase's allocation of purchase price consideration as a component of goodwill. Broadbase is amortizing the value assigned to deferred compensation on a graded vesting method over the remaining vesting period of each option of up to three and one-half years.

        Goodwill was determined based on the residual difference between the amount of consideration to be paid and the values assigned to identifiable tangible and intangible assets. The goodwill is being amortized on a straight-line basis over five years.

        A charge for in-process research and development attributable to the purchase of Panopticon of $2.8 million has been included in accumulated deficit in the pro forma combined condensed balance sheet, but has been excluded from the pro forma combined condensed statements of operations because the charge is non-recurring.

RUBRIC ACQUISITION

        Below is a table of the acquisition consideration, purchase price allocation and annual amortization of the intangible assets and goodwill acquired in Broadbase's acquisition of Rubric (in thousands):

                                                                                                       ANNUAL
                                                                                  AMORTIZATION      AMORTIZATION
                                                                                      LIFE         OF INTANGIBLES
                                                                                  ------------     --------------
Acquisition consideration:
  Value of securities issued:
     Common stock....................................................  $301,694
     Stock options and warrants......................................    61,260
  Acquisition costs..................................................     9,000
                                                                       --------
          Total acquisition consideration............................  $371,954
                                                                       ========
Purchase price allocation:
  Tangible net assets (liabilities) acquired.........................  $   (126)
  Intangible assets acquired:
     Developed technology............................................       282        1 year           $282
     In-process research and development.............................    10,058
     Core technology.................................................     6,523       5 years          1,305
     Assembled workforce.............................................     1,738       3 years            579
     Tradename.......................................................       773       5 years            155
     OEM distribution contract.......................................     2,027       3 years            676
     Goodwill........................................................   350,679       5 years         70,136
                                                                       --------
          Total......................................................  $371,954
                                                                       ========

        Broadbase issued 5,984,192 shares of its common stock, valued at $50.42 per share, the average market price per share of Broadbase common stock in a range of seven trading days before and after December 9, 1999, the announcement date of the acquisition. In addition, Broadbase issued 1,216,000 options and warrants to purchase shares of its common stock in exchange for all options and warrants to purchase shares of Rubric common stock. The value of the options and warrants to be issued by Broadbase was determined by estimating their fair value as of December 9, 1999 using the Black-Scholes option pricing model with the following weighted average assumptions:

        -       risk free interest rate of 5.0%;

        -       dividend yield of 0.0%;

        -       expected life of 0.5 years for vested options and warrants;

        -       expected life of 3.4 years for unvested options and warrants;
                and

        - volatility factor for the expected market price of Broadbase common stock of 0.60.

        Tangible assets of Rubric acquired principally included cash and cash equivalents, accounts receivable, fixed assets, and other assets. Liabilities of Rubric assumed principally included accounts payable, accrued liabilities, capital lease obligations, and long-term debt.

        To determine the value of the developed technology, the expected future cash flows attributable to all existing technology was discounted, taking into account risks related to the characteristics and applications of the developed technology, existing and future markets, and assessments of the stage of the technology's life cycle. The analysis resulted in a valuation for developed technology that had reached technological feasibility and therefore was capitalizable. The developed technology is being amortized on a straight-line basis over one year.

        The value allocated to projects identified as in-process research and development of the Rubric eMA product release version 3.0 and 4.0 was charged to expense in February 2000 immediately following the completion of the Rubric acquisition. This write-off was necessary because the acquired in-process research and development had not yet reached technological feasibility and had no future alternative uses, and the related products under development may not have achieved commercial viability. The nature of the efforts required to develop the purchased in-process research and development into commercially viable products principally relate to the completion of all planning, designing, prototyping, verification and testing activities that are necessary to establish that the product can be produced to meet its design specifications, including functions, features and technical performance requirements.

        The value of the purchased in-process research and development was determined by estimating the projected net cash flows related to the products, including costs to complete the development of the technology and the future revenues to be earned upon commercialization of the products. These cash flows were then discounted back to their net present value. The projected net cash flows from the project were based on management's estimates of revenues and operating profits related to the projects.

        To determine the revenue attributable to the in-process technology, consideration was also given to the contribution of the existing technology which will be utilized in the development of the in-process technology, referred to as "core technology." The value allocated to the core technology was determined by assigning a "leverage factor" of 25% to the estimated projected net cash flows related to the products under development after analysis of both the effort and work completed as well as the expected value of the in-process technology. The projected net cash flows attributable to core technology using the leverage factor were then discounted back to their net present value. The core technology is being amortized over its estimated useful life of five years.

        The value allocated to the assembled workforce is attributable to the Rubric workforce in place after the acquisition, which eliminated the need to hire new replacement employees. The value was determined by estimating the cost involved in assembling a new workforce, including costs of salaries, benefits, training and recruiting. The value of the assembled workforce is being amortized on a straight-line basis over three years.

        The value of the Rubric tradename was determined by considering, among other factors, the assumption that in lieu of ownership of the tradename, a third party would be willing to pay a royalty in order to exploit the related benefits of such tradename. Estimated royalties to be received over the next four years were then discounted to their present value using an appropriate rate of return. The value of tradename is being amortized on a straight-line basis over five years.

        The value of the OEM distribution contract was determined by computing the present value of the estimated net cash flows to be generated over three years, the remaining life of the agreement at the time the Rubric acquisition closed. This asset is being amortized on a straight-line basis over three years.

        Goodwill was determined based on the residual difference between the amount of consideration paid and the values assigned to identifiable tangible and intangible assets. The goodwill is being amortized on a straight-line basis over five years.

        A charge for in-process research and development of $10.1 million attributable to the completed purchase of Rubric on February 1, 2000, has been excluded from the pro forma combined condensed statement of operations for the year ended December 31, 1999 because it is non-recurring, but has been included in the pro forma combined condensed balance sheet at June 30, 2000 and the pro forma combined condensed statement of operations for the six months ended June 30, 2000 because Broadbase recorded this amount in its historical financial statements upon close of the transaction.

        Costs of integrating the operations of Broadbase and Rubric and other merger-related costs of $10.2 million are included in the pro forma combined condensed statement of operations for the six months ended June 30, 2000 because these costs were incurred and recorded by Broadbase during the period. However, these charges have not been included in the pro forma combined condensed statement of operations for the year ended December 31, 1999 because at the time of the merger they represented costs which would affect future operations and did not qualify as liabilities in connection with a purchase business combination under EITF 95-3, "Recognition of Liabilities in Connection with a Purchase Business Combination."

PRO FORMA NET LOSS PER SHARE

        Pro forma basic and diluted net loss per share are based on the weighted average number of shares of Broadbase common stock outstanding during the period and the number of shares of Broadbase common stock issued or to be issued in connection with the acquisitions of Rubric and Panopticon. The following options have not been included in the computation of pro forma diluted net loss per share because their effect would be antidilutive.

                                                                                           AS OF          AS OF
                                                                                        DECEMBER 31,     JUNE 30,
POTENTIAL COMMON SECURITIES                                                                 1999           2000
---------------------------                                                            -------------  --------------
                                                                                       (IN THOUSANDS) (IN THOUSANDS)
Broadbase options outstanding....................................................           6,390         15,247
Options and warrants issued in connection with the Rubric acquisition............           1,216             --
Options and warrants issued in connection with the Panopticon acquisition........             535             --
                                                                                            -----         ------
                                                                                            8,141         15,247

PRO FORMA ADJUSTMENTS

        The adjustments to the unaudited pro forma combined condensed balance sheet as of June 30, 2000 and to the unaudited pro forma combined condensed statements of operations for the year ended December 31, 1999 and the six months ended June 30, 2000 are as follows:

                (A) To record goodwill and other intangibles resulting from Broadbase's acquisition of Panopticon.

                (B) To record the accrual for Broadbase's direct acquisition costs incurred in connection with the acquisition of Panopticon.

                (C) To eliminate Panopticon's outstanding Series A Convertible Preferred Stock.

                (D) To eliminate the outstanding common stock of Panopticon ($311,000 no par; $1.5 million additional paid-in capital) and to reflect the issuance of shares of Broadbase's common stock and options and warrants to purchase Broadbase common stock in connection with the acquisitions of Panopticon ($3,000 par; $101.2 million additional paid-in capital).

                (E) To eliminate the pre-existing deferred stock compensation balances of Panopticon ($423,000) and to record deferred stock compensation equal to the intrinsic value of unvested options to purchase shares of Broadbase common stock issued to Panopticon option holders ($11.5 million) in exchange for options to purchase common stock of Panopticon.

                (F) To eliminate Panopticon's accumulated deficit through June 30, 2000 and to record $2.8 million for in-process research and development charges incurred by Broadbase in connection with the acquisition of Panopticon.

                (G) To record amortization of core and developed technology acquired from Rubric and Panopticon.

                (H) To record stock-based compensation expense for the amortization of the intrinsic value of unvested options to purchase Broadbase common stock issued to Panopticon option holders in exchange for options to purchase Panopticon's common stock ($6.0 million for the year ended December 31, 1999 and $1.6 million for the six months ended June 30, 2000).

                (I) To reflect amortization of goodwill and other intangible assets recorded in connection with the acquisitions of Rubric and Panopticon.

                (J) To eliminate accretion on Panopticon's Series A Convertible Preferred Stock.

                (K) To eliminate expense relating to Rubric's investment banking fees which were paid by Broadbase as direct costs of the merger transaction and therefore included in the total purchase price consideration allocated to the fair value of the net tangible and intangible assets acquired from Rubric.